SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - October 25, 2005

                                 B&D Food, Corp.
             (Exact name of Registrant as specified in its Charter)

          Delaware                        000-21247            51-0373976
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(State or Other Jurisdiction             (Commission        (I.R.S. Employer
of Incorporation or Organization)        File Number)       Identification No.)

575 Madison Avenue, Suite 1006, New York, New York             10027-2511
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 937-8456
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                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

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Item 1.01. Entry into a Material Definitive Agreement.

         On October 25, 2005, B&D Food, Corp. (the "Company"), entered into a Letter Agreement (the "Agreement") with Rubenstein Investor Relations, Inc. ("RIR") pursuant to which RIR will serve as the Company's investor relations consultant with respect to matters concerning the financial and investment communities. The Agreement provides for a monthly fee to be paid to RIR by the Company and for the grant of a five-year warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $0.18 per share. A form of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.    Financial Statements and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Not Applicable.

                  (d) Exhibits.

                      Exhibit 10.1- Letter Agreement, by and between the Registrant and Rubenstein Investor Relations, Inc., dated as of October 25, 2005


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      B&D FOOD, CORP.

Date:  November 17, 2005              By:   /s/ Daniel Ollech
                                           -------------------------------------
                                      Name: Daniel Ollech
                                      Title:   Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit Number             Description

     10.1 Letter Agreement, by and between the Registrant and Rubenstein Investor Relations, Inc., dated as of October 25, 2005


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